Federated International Leaders Fund

A Portfolio of Federated World Investment Series, Inc.

Class A Shares (TICKER FGFAX)
Class B Shares (TICKER FGFBX)
Class C Shares (TICKER FGFCX)
Institutional Shares (TICKER FGFLX)

SUPPLEMENT TO Statutory and Summary Prospectus Dated January 31, 2011 (Revised March 31, 2011) for Class A, B and C Shares

SUPPLEMENT TO Statutory and Summary Prospectus Dated January 31, 2011 for Institutional Shares

1. The following statement updates the fee waiver disclosure under the heading entitled, “Risk/Return Summary: Fees and Expenses” in the Prospectus for the Institutional Shares only of Federated International Leaders Fund:

“The Federated International Leaders Fund (“Fund”) is entering into an Agreement and Plan of Reorganization (“Agreement”) pursuant to which the Fund would acquire substantially all of the assets of the Tributary International Equity Fund, a portfolio of the Tributary Funds, in exchange for Institutional Shares of the Fund, which will be distributed pro rata by Tributary International Equity Fund to holders of its Institutional Shares and Institutional Plus Shares, (“Acquired Fund Shareholders”) in complete liquidation and termination of Tributary International Equity Fund. The Agreement is subject to the approval of the Acquired Fund Shareholders at a special meeting of shareholders currently scheduled for July 21, 2011. If the Agreement, and related reorganization transaction, is approved by the Acquired Fund Shareholders, the January 31, 2012, date in the definition of “Termination Date” in the footnote to the Table in the section entitled “Risk/Return Summary: Fees and Expenses” shall be deemed changed to June 30, 2012, with respect to the Institutional Shares only of the Fund.”

2. Under the heading entitled “Average Annual Total Return Table” under the section entitled “Risk/Return Summary: Investments, Risks and Performance,” please add the following disclosure to the end of footnote 1 to the table in the Prospectuses of the Class A, B and C Shares and the Institutional Shares:

“MSCI Index (Net) returns are calculated after taking into account dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties. However, withholding rates applicable to the Fund may be lower.”

June 27, 2011

Federated International Leaders Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Q450897 (6/11)